EXHIBIT 99.1
NN, Inc. Announces Second Consecutive Year of Record-Setting New Business Wins

New business awards of $73 million in 2024, bringing two-year total to $136 million

FOR IMMEDIATE RELEASE

CHARLOTTE, N.C., Jan. 14, 2025 – NN, Inc. (NASDAQ: NNBR), a global diversified industrial company that engineers and manufactures high-precision components and assemblies, today announced the results of its new business wins program for the year ended December 31, 2024.

Highlights:
•Full-year 2024 new business wins were $73 million, exceeding the high end of the Company’s guidance range
•Record amount of annualized new business wins results for the second consecutive year
•2024 new business wins were $73 million, 2023 new business wins were $63 million, 2022 new business wins were $38.5 million
•New wins in 2024 were in the key focus areas of vehicle control, energy efficiency, electrical grid devices, and medical components
•NN remains firmly on pace to meet its five-year $325 million new business wins goal, which is the key driver to growing organically to $600 million in sales at 13% adjusted EBITDA margins
•NN’s new business pipeline has grown to over $720 million and fully supports the 2025 new win program which is already underway
•NN will launch new programs at a higher rate in 2025 and has over $60 million of prior wins in the last 2 years that are not yet incorporated into its sales run-rate
•NN has over 50 new business programs underway with Q1 2025 launches; new business is accretive to the Company’s gross margin rates, averaging 16% gross margin
•Over the trailing two-years NN has captured $136 million in new wins across 300+ new program awards, and expects to win another 100+ programs in 2025
•NN was recently awarded Cummins Innovation Award at year-end 2024 for its work on new products

Harold Bevis, Chief Executive Officer of NN Inc. commented, “We are excited to announce another record year of new business wins in our targeted growth areas. We have delivered a second consecutive year of record-setting commercial results. We are targeting this level of above-market new wins to achieve our five-year goal of growing to $600 million in sales and delivering 13% adjusted EBITDA rates.

A key pilar of the company’s transformation plan has been to pivot back to innovation and growth. Coupled with best-in-class quality and great on-time delivery performance, we are climbing the ranks and becoming an elite and preferred supplier in our targeted areas.” Bevis continued, “We are attacking desirable high-value markets where our unique capabilities and distinct technical advantages can be put in place for true value. We remain committed to working with our customers and partners to strengthen NN’s position as an innovative supplier of choice and delivery of value-added solutions for complex, high precision machined and stamped metal components and assemblies.”

Bevis continued, “We will continue this pace of new business acquisition into 2025 and 2026 and have a $720 million pipeline to support it. 2025 is off to a great start with the simultaneous launch of fifty [50] new programs during the first quarter.”
•50 programs are launching from 11 plants in the US, Brazil, France, Poland and China combine to be $20.8 million of annualized sales
•For the full-year 2025, we expect to launch eighty [80] new programs of which seventy [70] have already been won

”Our $720 million of new business opportunities has grown more than 40% versus the prior year, and has several focus areas balanced across machined parts, stamped parts, plated parts and complex assemblies.”
•Electrical Power pipeline $250+ million, Vehicle Control pipeline $100+ million, Fuel Efficiency & Hybrid pipeline $100+ million, Medical and Industrial pipeline $100+ million
•We have built dedicated teams in each area that we are focused upon

”We are solidly on pace to meet our five-year goal of capturing $325 million in new business wins, and in turn growing NN’s revenue organically to $600 million. We also intend to acquire additional revenue above $600 million in certain areas, specifically medical and electrical, and look forward to updating the market with our progress as we win new business, grow our sales, and deliver expanded profits to drive shareholder value creation.”

About NN, Inc.
NN, Inc., a global diversified industrial company, combines advanced engineering and production capabilities with in-depth materials science expertise to design and manufacture high-precision components and assemblies for a variety of markets on a global basis. Headquartered in Charlotte, North Carolina, NN has facilities in North America, Europe, South America, and Asia. For more information about the company and its products, please visit www.nninc.com.

FORWARD-LOOKING STATEMENTS

Except for specific historical information, many of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “growth,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project,” “trajectory” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises, on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the

Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

Investor Relations:
Joseph Caminiti or Stephen Poe, Investors
NNBR@alpha-ir.com
312-445-2870